Putnam
Discovery
Growth
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-04

[GRAPHIC OMITTED: PROTRACT]

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of voluntary reforms for the benefit of shareholders, including efforts to add new disclosure about funds. We would like to call your attention to new disclosures now being included in these reports. You can find expense and risk comparison information for your fund in the pages following the performance tables in the Performance Summary. The expense information lets you estimate the amount you have paid for ongoing expenses such as management fees and distribution (12b-1) fees and lets you compare these with the average expenses for your fund's peer group, as tracked by Lipper, an independent fund-rating company. The risk comparison information illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. We believe the expense and risk comparisons can serve as valuable tools when you and your financial advisor make decisions about your financial program. These enhancements to our reports are part of our efforts to provide shareholders additional information about the funds they own.

With regard to your fund's performance, a solid and broadening economic expansion underpinned an advance for equity markets during your fund's most recent fiscal period. This environment contributed to solid absolute performance for Putnam Discovery Growth Fund for the first half of 2004, but the markets were skittish and stock prices tended to move in a trading range, gaining ground and quickly giving it back. The following pages provide details about the fund's performance, strategy, and some individual stocks, as well as the managers' expectations for growth stocks in this volatile market period.

As always, we appreciate your support of Putnam Investments.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

August 18, 2004


Report from Fund Management

Fund highlights

 * For the first six months of its 2004 fiscal year, Putnam Discovery Growth Fund's class A shares returned 2.85% at net asset value (NAV) and -3.04% at public offering price (POP).

 * Due in part to its emphasis on larger-capitalization stocks, the fund lagged its benchmarks, the Russell Midcap Growth Index and the Russell 2500 Growth Index, which returned 5.94% and 5.65%, respectively, for the six-month period.

 * For the same reason, the fund's performance was also below the average of its Lipper category, Multi-Cap Growth Funds, which was 3.72%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Although large-capitalization stocks began to strengthen toward the end of the period, small-cap stocks generally led the market in the first half of 2004, with mid-cap stocks following close behind. This was a continuation of the trend that prevailed throughout 2003, as the smaller growth companies that had suffered the most in the negative environment of late 1999 through 2002, notably technology stocks, have tended to bounce back faster than larger issues. This fund remains committed to maintaining a presence in small-, mid-, and large-cap stocks, and for most of the year the larger, higher-quality companies in the portfolio put it at a slight disadvantage, in terms of total return.

The fund's performance was stronger in the second quarter, both in absolute terms and relative to its benchmark and peer group, but not enough to compensate for weakness in the first quarter. Broadcasting was the fund's weakest sector, and the oil services companies we selected, although they provided positive returns on an absolute basis, underperformed those in the benchmark. In general, individual stock selection was more significant than industry allocation in influencing the fund's performance.

FUND PROFILE

Putnam Discovery Growth Fund seeks long-term growth of capital by investing in companies of all sizes across a range of industries. The fund is designed for investors aggressively seeking long-term capital appreciation primarily through common stocks of U.S. companies.

Market overview

The first half of 2004 has been a transition period, with the market prone to daily volatility. Stock prices as a whole have tended to move within a trading range; once the market took hold of a favorable statistic, it rallied significantly, only to revert to a sell-off when subsequent concerns surfaced. Investor sentiment has been tugged in different directions by record gains in corporate earnings on the one hand and a host of uncertainties on the other, including terrorism, rising oil prices, inflation, and interest rates.

During the reporting period, market momentum slowed from the robust pace that characterized 2003. Although the economy continued to grow at a healthy rate and job growth picked up, investors became increasingly worried that the Federal Reserve Board would raise interest rates, reversing the policy of economic stimulus it had pursued during the previous four years. At this point, we believe the prevailing concern has shifted from fear that the Fed was never going to be able to generate enough stimulus to get the economy going toward worries that the economy is growing too quickly. This has had an impact on stock valuations. Value stocks, which tend to do best when interest rates are low, have begun to give way to growth stocks, but the transition has not been smooth.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 6/30/04
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)             5.94%
------------------------------------------------------------------------------
Russell 2500 Growth Index (growth stocks of small and
midsize companies)                                                      5.65%
------------------------------------------------------------------------------
Russell 3000 Index (large-company stocks)                               3.59%
------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                  4.56%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.15%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        2.28%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -0.13%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 6/30/04.
------------------------------------------------------------------------------

Strategy overview

We began 2004 with the fund positioned to emphasize stocks we considered likely to benefit from a cyclical rebound in the economy, including capital goods, transportation, and technology. We also diversified the portfolio by maintaining weightings in health care, biotechnology, and education. In the aftermath of 2003, stock prices in general were high and compelling value was more difficult to find, but we were able to identify a number of reasonably valued companies that we believe offer strong growth potential at an attractive price. Since it is in the nature of growth stocks to be volatile, we try to make the market's volatility work in our favor. Consequently, we used the market's downswings to add selectively to holdings and trimmed positions when we could sell into strength and when suitable opportunities appeared.

Some of our more traditional growth stocks performed well over the period, but our technology selections made both positive and negative contributions. Hotels and lodging stocks appeared attractively valued and our choices from this sector served the fund well. Our selections in the retail sector also did well, as did some industrials. We increased exposure to the energy sector, and are now slightly overweight relative to the benchmarks. With respect to our position in broadcast media, we continue to expect a pickup in advertising, and thus we remain optimistic about improving media stock performance in the second half of 2004.

In general, however, no major sector has either helped or hurt the fund to any great extent. We remain committed to maintaining a diversified portfolio and to looking at potential investments on a case-by-case basis.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                       as of 12/31/03   as of 6/30/04

Retail                       13.0%          13.0%

Software                      6.7%           9.8%

Electronics                  12.1%           8.3%

Health-care services          8.0%           8.1%

Communications equipment      3.9%           6.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

The technology sector included both our most successful selections and our greatest disappointments. One of the top contributors to the fund's performance to date in 2004 was Marvell Technology Group, a communications technology company enjoying record earnings. Internet communications specialist Juniper Networks was also a top performer. However, two of our worst performers were semiconductor manufacturer Lam Research Corporation, whose shares fell even though sales bested Wall Street's expectations, and Intel Corporation, the world's largest chip maker, whose earnings gains failed to match analysts' expectations.

Some of our best performance came from trucking and shipping services. Two stocks that did well include J.B. Hunt Transport Services, a trucking company, and UTI Worldwide, a logistical company that directs freight around the world. Retail stocks that also did well included specialty retailer Michaels Stores; Avon Products, which is expanding in European markets; Dick's Sporting Goods, which recently announced it would acquire struggling rival Galyan's Trading Company; and a rapidly growing women's apparel chain, Chicos FAS.

Two telecommunications companies that contributed to returns include American Tower and Crown Castle International -- companies that own communications towers and lease space to wireless telecom carriers. These reasonably valued companies are emerging from difficult times and experiencing strong cash flow.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 6/30/04)

 1 Michaels Stores, Inc. (1.7%)
   Retail

 2 Pfizer, Inc. (1.6%)
   Pharmaceuticals

 3 Microsoft Corp. (1.5%)
   Software

 4 Intel Corp. (1.5%)
   Electronics

 5 Marvell Technology Group, Ltd. (Bermuda) (1.4%)
   Electronics

 6 Cisco Systems, Inc. (1.3%)
   Communications equipment

 7 Avon Products, Inc. (1.3%)
   Consumer goods

 8 American Tower Corp. Class A (1.2%)
   Telecommunications

 9 Wal-Mart Stores, Inc. (1.1%)
   Retail

10 TCF Financial Corp. (1.1%)
   Banking

Footnote reads:
The fund's holdings will change over time.

On the negative side, we expected a cyclical upturn for companies like Westwood One and Cumulus Media, which performed especially poorly in the second quarter as earnings estimates were cut. The recovery in radio advertising we had anticipated did not happen. We continue to look for stronger spending in marketing communications in 2004 and 2005 as the economic recovery gains momentum.

In other sectors, our hospital stocks underperformed, as did some portfolio companies that make generic drugs. The energy stocks we selected did well in absolute terms, but the energy stocks in the benchmark did better than those in the fund, which put us at a disadvantage.

Some stocks were strong in the first quarter but retreated in the second quarter. For example, Corinthian Colleges, a for-profit school, gave back a lot of its gains in the second quarter because of concerns about regulatory scrutiny. Most of the issues raised were fairly minor, but they did create additional headline risk that dimmed investor interest in the stock. The second-quarter negatives, in this case, outweighed the first-quarter gains.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

The fund's management teams

The fund is managed by the Putnam Specialty Growth and Large-Cap Growth teams. The members of the Specialty Growth Team are Roland Gillis (Portfolio Leader), Daniel Miller (Portfolio Member), Tony Sutton, and Richard Weed. The members of the Large-Cap Growth Team are David Santos (Portfolio Member), Tony Elavia, Brian O'Toole, and Walt Pearson.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management teams' plans for responding to them.

During periods of transition, such as the one we are experiencing, the market tends to climb a wall of worry. As economic growth took hold during the past 18 months and strong earnings reports were finally followed by this year's improved employment numbers, concerns about deflation gave way to concerns about potential inflation. In turn, this led to concerns that the Fed might become too aggressive in its efforts to cool off the economy by raising interest rates too abruptly. Deflation risk seems to have abated, but the question worrying the market now is the sustainability of the expansion. How fast will the economy grow and what will the Fed do about it? What is the appropriate level of interest rates to prevent inflation from becoming much more of a problem in a year or two? As this report was being written, we saw the market hanging on the Fed's word choices and, increasingly, trying to factor in the possibility of a change of administration in the United States.

We don't expect a really strong stock market for the balance of the year. It is likely to be a matter of relative performance, with certain sectors and companies being more likely to benefit than others. Accordingly, we have focused on healthy companies with reasonable valuations and strong balance sheets in an effort to smooth out performance to the extent possible through the full market cycle. We believe that growth stocks as an asset class remain an excellent choice for long-term investors because these stocks have historically grown faster than the overall market and current valuations are not excessive. However, growth stocks tend to be strongly influenced by short-term shifts in investor sentiment because they generally have higher price/earnings ratios. It is not likely to be a smooth ride.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended June 30, 2004. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.


--------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04
--------------------------------------------------------------------------------------------
                     Class A          Class B          Class C         Class M      Class R
(inception dates)   (4/14/93)        (10/2/95)        (2/1/99)        (10/2/95)    (1/21/03)
--------------------------------------------------------------------------------------------
                   NAV      POP     NAV     CDSC     NAV    CDSC     NAV     POP      NAV
--------------------------------------------------------------------------------------------
6 months          2.85%   -3.04%   2.52%   -2.48%   2.44%   1.44%   2.59%  -1.00%    2.73%
--------------------------------------------------------------------------------------------
1 year           18.01    11.20   17.22    12.22   17.13   16.13   17.42   13.31    17.78
--------------------------------------------------------------------------------------------
5 years         -29.39   -33.44  -31.97   -33.18  -31.96  -31.96  -31.09  -33.50   -30.25
Annual average   -6.72    -7.82   -7.42    -7.75   -7.41   -7.41   -7.18   -7.83    -6.95
--------------------------------------------------------------------------------------------
10 years        120.19   107.44  104.38   104.38  104.67  104.67  109.73  102.48   114.90
Annual average    8.21     7.57    7.41     7.41    7.43    7.43    7.69    7.31     7.95
--------------------------------------------------------------------------------------------
Annual average
(life of fund)    8.46     7.88    7.65     7.65    7.66    7.66    7.92    7.58     8.18
--------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.

------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/04
------------------------------------------------------------------------------
                                                             Lipper
                                                             Multi-Cap
                       Russell Midcap      Russell 2500      Growth Funds
                       Growth Index        Growth Index      category average*
------------------------------------------------------------------------------
6 months               5.94%               5.65%             3.72%
------------------------------------------------------------------------------
1 year                27.33               30.12             20.53
------------------------------------------------------------------------------
5 years                2.47               10.32            -11.55
Annual average         0.49                1.98             -3.22
------------------------------------------------------------------------------
10 years             180.92              152.07            177.87
Annual average        10.88                9.69             10.31
------------------------------------------------------------------------------
Annual average
(life of fund)         9.82                8.86              9.99
------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-, 5-, and 10-year periods ended 6/30/04, there were 447, 434, 200, and 74 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 6/30/04
------------------------------------------------------------------------------
                 Class A     Class B   Class C      Class M     Class R
------------------------------------------------------------------------------
Share value:   NAV     POP      NAV      NAV      NAV     POP      NAV
------------------------------------------------------------------------------
12/31/03    $16.12  $17.10   $15.07   $15.55   $15.44  $16.00   $16.12
------------------------------------------------------------------------------
6/30/04      16.58   17.50+   15.45    15.93    15.84   16.41    16.56
------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.


Understanding your fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Discovery Growth Fund from January 1, 2004, to June 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 6/30/04
------------------------------------------------------------------------------
                               Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Expenses paid per $1,000*           $7       $11       $11       $10        $8
------------------------------------------------------------------------------
Ending value (after expenses)   $1,029    $1,025    $1,024    $1,026    $1,027
------------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2004, use the calculation method below. To find the value of your investment on January 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 01/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

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HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                   Total
Value of your                                Expenses paid       expenses
investment on 1/1/04   [DIV]    $1,000   x    per $1,000      =    paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]    $1,000   x  $7 (see table above) = $70
-----------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 6/30/04
-----------------------------------------------------------------------------
                             Class A   Class B   Class C   Class M   Class R
-----------------------------------------------------------------------------
Expenses paid per $1,000*         $7       $11       $11       $10        $8
-----------------------------------------------------------------------------
Ending value (after expenses) $1,018    $1,014    $1,014    $1,015    $1,017
-----------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 6/30/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                             Class A   Class B   Class C   Class M   Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio                  1.41%     2.16%     2.16%     1.91%     1.66%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer group+   1.52%     2.27%     2.27%     2.02%     1.77%
------------------------------------------------------------------------------

+ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       7.76

U.S. stock
fund average           3.75

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies in the Russell universe.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Putnam is committed to managing our mutual funds in the best interests of our shareholders. Our proxy voting guidelines and policies are available on the Putnam Individual Investor Web site, www.putnaminvestments.com, by calling Putnam's Shareholder Services at 1-800-225-1581, or on the SEC's Web site, www.sec.gov.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
June 30, 2004 (Unaudited)

Common stocks (99.7%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.9%)
-------------------------------------------------------------------------------
       222,670 Lamar Advertising Co. (NON)                           $9,652,745
        30,300 Omnicom Group, Inc.                                    2,299,467
                                                                 --------------
                                                                     11,952,212

Aerospace and Defense (1.0%)
-------------------------------------------------------------------------------
       123,000 Alliant Techsystems, Inc. (NON)                        7,790,820
        60,300 Boeing Co. (The)                                       3,080,727
        38,000 United Technologies Corp.                              3,476,240
                                                                 --------------
                                                                     14,347,787

Airlines (0.6%)
-------------------------------------------------------------------------------
       273,200 JetBlue Airways Corp. (NON)                            8,026,616

Automotive (0.7%)
-------------------------------------------------------------------------------
       145,400 Donaldson Co., Inc.                                    4,260,220
       122,300 Gentex Corp.                                           4,852,864
                                                                 --------------
                                                                      9,113,084

Banking (2.4%)
-------------------------------------------------------------------------------
        14,400 Commerce Bancorp, Inc.                                   792,144
       117,400 Investors Financial Services Corp.                     5,116,292
        22,800 North Fork Bancorp., Inc.                                867,540
       156,400 State Street Corp.                                     7,669,856
       266,600 TCF Financial Corp.                                   15,476,130
        95,200 U.S. Bancorp                                           2,623,712
                                                                 --------------
                                                                     32,545,674

Beverage (0.3%)
-------------------------------------------------------------------------------
       141,300 Pepsi Bottling Group, Inc. (The)                       4,315,302

Biotechnology (5.1%)
-------------------------------------------------------------------------------
        75,500 Amgen, Inc. (NON)                                      4,120,035
       551,700 Amylin Pharmaceuticals, Inc. (NON)                    12,578,760
        25,900 Biogen Idec, Inc. (NON)                                1,638,175
       190,500 Celgene Corp. (NON)                                   10,908,030
       191,500 Connetics Corp. (NON)                                  3,868,300
        37,500 Genentech, Inc. (NON)                                  2,107,500
        21,200 Genzyme Corp. (NON)                                    1,003,396
        32,300 Gilead Sciences, Inc. (NON)                            2,164,100
       209,200 Ligand Pharmaceuticals, Inc. Class B
               (NON)                                                  3,635,896
       255,500 Medicines Co. (NON)                                    7,795,305
       120,600 Neurocrine Biosciences, Inc. (NON)                     6,253,110
       109,700 Onyx Pharmaceuticals, Inc. (NON)                       4,646,892
       132,726 OSI Pharmaceuticals, Inc. (NON)                        9,349,219
                                                                 --------------
                                                                     70,068,718

Broadcasting (1.6%)
-------------------------------------------------------------------------------
       214,500 Citadel Broadcasting Corp. (NON)                       3,125,265
       328,900 Cumulus Media, Inc. Class A (NON)                      5,528,809
       151,600 Entercom Communications Corp. (NON)                    5,654,680
       349,400 Westwood One, Inc. (NON)                               8,315,720
                                                                 --------------
                                                                     22,624,474

Building Materials (--%)
-------------------------------------------------------------------------------
        21,200 Masco Corp.                                              661,016

Commercial and Consumer Services (2.7%)
-------------------------------------------------------------------------------
       131,701 Choicepoint, Inc. (NON)                                6,013,468
        50,700 eBay, Inc. (NON)                                       4,661,865
        85,000 Manpower, Inc.                                         4,315,450
       195,000 Monster Worldwide, Inc. (NON)                          5,015,400
       311,000 Robert Half International, Inc.                        9,258,470
       223,700 Yahoo!, Inc. (NON)                                     8,127,021
                                                                 --------------
                                                                     37,391,674

Communications Equipment (6.0%)
-------------------------------------------------------------------------------
       358,900 ADTRAN, Inc.                                          11,976,493
       433,300 Andrew Corp. (NON)                                     8,670,333
       214,400 Aspect Communications Corp. (NON)                      3,044,480
       113,900 Avaya, Inc. (NON)                                      1,798,481
       444,400 CIENA Corp. (NON)                                      1,653,168
       751,000 Cisco Systems, Inc. (NON)                             17,798,700
       269,100 Comverse Technology, Inc. (NON)                        5,365,854
       123,700 F5 Networks, Inc. (NON)                                3,275,576
       316,300 Foundry Networks, Inc. (NON)                           4,450,341
       429,000 Juniper Networks, Inc. (NON)                          10,540,530
       138,200 Qualcomm, Inc.                                        10,085,836
       789,500 Sonus Networks, Inc. (NON)                             3,773,810
                                                                 --------------
                                                                     82,433,602

Computers (2.4%)
-------------------------------------------------------------------------------
        89,600 Dell, Inc. (NON)                                       3,209,472
       161,800 EMC Corp. (NON)                                        1,844,520
        81,500 Hewlett-Packard Co.                                    1,719,650
        15,600 IBM Corp.                                              1,375,140
       113,500 Lexmark International, Inc. (NON)                     10,956,155
       317,800 Network Appliance, Inc. (NON)                          6,842,234
       127,600 PalmOne, Inc. (NON)                                    4,436,652
        78,000 Verint Systems, Inc. (NON)                             2,669,160
                                                                 --------------
                                                                     33,052,983

Conglomerates (0.3%)
-------------------------------------------------------------------------------
       118,000 General Electric Co.                                   3,823,200

Consumer Finance (1.0%)
-------------------------------------------------------------------------------
       100,900 Capital One Financial Corp.                            6,899,542
       247,500 MBNA Corp.                                             6,383,025
                                                                 --------------
                                                                     13,282,567

Consumer Goods (3.0%)
-------------------------------------------------------------------------------
        18,150 Alberto-Culver Co. Class B                               910,041
       377,800 Avon Products, Inc.                                   17,431,692
        40,300 Gillette Co. (The)                                     1,708,720
       211,800 Procter & Gamble Co.                                  11,530,392
       329,900 Yankee Candle Co., Inc. (The) (NON)                    9,649,575
                                                                 --------------
                                                                     41,230,420

Consumer Services (0.3%)
-------------------------------------------------------------------------------
       105,400 Alliance Data Systems Corp. (NON)                      4,453,150

Distribution (0.5%)
-------------------------------------------------------------------------------
        60,000 Hughes Supply, Inc.                                    3,535,800
        75,400 SCP Pool Corp.                                         3,393,000
                                                                 --------------
                                                                      6,928,800

Electronics (8.3%)
-------------------------------------------------------------------------------
     3,761,700 Agere Systems, Inc. Class A (NON)                      8,651,910
        94,000 Altera Corp. (NON)                                     2,088,680
        65,600 Analog Devices, Inc.                                   3,088,448
        75,400 Broadcom Corp. Class A (NON)                           3,526,458
       668,800 Brooks Automation, Inc. (NON)                         13,476,320
       141,600 Fairchild Semiconductor Corp. Class
               A (NON)                                                2,317,992
       719,700 Integrated Device Technology, Inc.
               (NON)                                                  9,960,648
       753,300 Intel Corp.                                           20,791,079
       463,900 Intersil Corp. Class A                                10,048,074
        17,600 Jabil Circuit, Inc. (NON)                                443,168
        12,200 Linear Technology Corp.                                  481,534
       744,400 Marvell Technology Group, Ltd.
               (Bermuda) (NON)                                       19,875,480
        69,400 Motorola, Inc.                                         1,266,550
       270,000 PerkinElmer, Inc.                                      5,410,800
       837,700 Skyworks Solutions, Inc. (NON)                         7,313,121
       238,200 Texas Instruments, Inc.                                5,759,676
                                                                 --------------
                                                                    114,499,938

Energy (2.8%)
-------------------------------------------------------------------------------
       151,000 BJ Services Co. (NON)                                  6,921,840
       144,600 CAL Dive International, Inc. (NON)                     4,384,272
       103,000 ENSCO International, Inc.                              2,997,300
       154,500 Nabors Industries, Ltd. (Bermuda)
               (NON)                                                  6,986,490
       134,100 National-Oilwell, Inc. (NON)                           4,222,809
       222,168 Patterson-UTI Energy, Inc.                             7,422,633
       106,000 Smith International, Inc. (NON)                        5,910,560
                                                                 --------------
                                                                     38,845,904

Financial (0.9%)
-------------------------------------------------------------------------------
        91,000 Citigroup, Inc.                                        4,231,500
        88,400 Fannie Mae                                             6,308,224
        18,800 Freddie Mac                                            1,190,040
                                                                 --------------
                                                                     11,729,764

Health Care Services (8.1%)
-------------------------------------------------------------------------------
        78,800 AMERIGROUP Corp. (NON)                                 3,876,960
        23,700 Cardinal Health, Inc.                                  1,660,185
        57,500 Caremark Rx, Inc. (NON)                                1,894,050
       448,800 Community Health Systems, Inc. (NON)                  12,014,376
        84,200 Coventry Health Care, Inc. (NON)                       4,117,380
       594,200 Health Management Associates, Inc.                    13,321,964
       148,200 Henry Schein, Inc. (NON)                               9,357,348
       198,000 Manor Care, Inc.                                       6,470,640
       219,000 Omnicare, Inc.                                         9,375,390
       187,100 Pediatrix Medical Group, Inc. (NON)                   13,068,935
        88,000 United Surgical Partners
               International, Inc. (NON)                              3,473,360
       152,000 UnitedHealth Group, Inc.                               9,462,000
       123,600 Universal Health Services, Inc.
               Class B                                                5,672,004
       163,300 VCA Antech, Inc. (NON)                                 7,319,106
       175,400 WellChoice, Inc. (NON)                                 7,261,560
        27,300 WellPoint Health Networks, Inc.
               (NON)                                                  3,057,873
                                                                 --------------
                                                                    111,403,131

Homebuilding (0.1%)
-------------------------------------------------------------------------------
        33,200 Lennar Corp.                                           1,484,704

Industrial (0.7%)
-------------------------------------------------------------------------------
       112,400 3M Co.                                                10,117,124

Insurance (0.7%)
-------------------------------------------------------------------------------
       113,400 American International Group, Inc.                     8,083,152
        10,900 Progressive Corp. (The)                                  929,770
                                                                 --------------
                                                                      9,012,922

Investment Banking/Brokerage (1.8%)
-------------------------------------------------------------------------------
       496,700 Ameritrade Holding Corp. Class A
               (NON)                                                  5,637,545
       155,000 Eaton Vance Corp.                                      5,922,550
        25,800 Merrill Lynch & Co., Inc.                              1,392,684
       246,600 T. Rowe Price Group, Inc.                             12,428,640
                                                                 --------------
                                                                     25,381,419

Leisure (0.9%)
-------------------------------------------------------------------------------
        26,900 Harley-Davidson, Inc.                                  1,666,186
       403,900 Multimedia Games, Inc. (NON)                          10,832,598
                                                                 --------------
                                                                     12,498,784

Lodging/Tourism (1.5%)
-------------------------------------------------------------------------------
       655,500 Hilton Hotels Corp.                                   12,231,630
     1,006,200 La Quinta Corp. (NON)                                  8,452,080
                                                                 --------------
                                                                     20,683,710

Manufacturing (1.0%)
-------------------------------------------------------------------------------
       163,500 IDEX Corp.                                             5,616,225
       139,100 Roper Industries, Inc.                                 7,914,790
                                                                 --------------
                                                                     13,531,015

Medical Technology (2.2%)
-------------------------------------------------------------------------------
        26,383 Given Imaging, Ltd. (Israel) (NON)                       934,222
        65,300 Guidant Corp.                                          3,648,964
        94,260 Kinetic Concepts, Inc. (NON)                           4,703,574
        74,400 Medtronic, Inc.                                        3,624,768
        93,300 Respironics, Inc. (NON)                                5,481,375
        48,200 St. Jude Medical, Inc. (NON)                           3,646,330
       122,400 Waters Corp. (NON)                                     5,848,272
        33,800 Zimmer Holdings, Inc. (NON)                            2,981,160
                                                                 --------------
                                                                     30,868,665

Oil & Gas (1.0%)
-------------------------------------------------------------------------------
       272,800 Chesapeake Energy Corp.                                4,015,616
       323,325 XTO Energy, Inc.                                       9,631,852
                                                                 --------------
                                                                     13,647,468

Pharmaceuticals (4.8%)
-------------------------------------------------------------------------------
        75,700 Abbott Laboratories                                    3,085,532
        43,500 Barr Pharmaceuticals, Inc. (NON)                       1,465,950
       136,800 Cephalon, Inc. (NON)                                   7,387,200
        99,200 Forest Laboratories, Inc. (NON)                        5,617,696
       209,500 IVAX Corp. (NON)                                       5,025,905
       272,300 Johnson & Johnson                                     15,167,110
       630,100 Pfizer, Inc.                                          21,599,828
        60,026 Salix Pharmaceuticals, Ltd. (NON)                      1,977,857
       133,700 Wyeth                                                  4,834,592
                                                                 --------------
                                                                     66,161,670

Restaurants (0.9%)
-------------------------------------------------------------------------------
       315,000 Applebee's International, Inc.                         7,251,300
        61,500 Darden Restaurants, Inc.                               1,263,825
        77,900 Starbucks Corp. (NON)                                  3,387,092
                                                                 --------------
                                                                     11,902,217

Retail (13.0%)
-------------------------------------------------------------------------------
       275,800 Abercrombie & Fitch Co. Class A                       10,687,250
       244,100 Advance Auto Parts, Inc. (NON)                        10,784,338
        29,600 Bed Bath & Beyond, Inc. (NON)                          1,138,120
        61,100 Best Buy Co., Inc.                                     3,100,214
        28,600 Cabela's, Inc. (NON)                                     770,770
       110,000 CarMax, Inc. (NON)                                     2,405,700
       283,322 Chico's FAS, Inc. (NON)                               12,794,822
       124,800 Costco Wholesale Corp.                                 5,125,536
       255,000 Dick's Sporting Goods, Inc. (NON)                      8,504,250
       242,000 Home Depot, Inc. (The)                                 8,518,400
        38,900 Kohl's Corp. (NON)                                     1,644,692
       191,800 Linens 'N Things, Inc. (NON)                           5,621,658
       241,100 Lowe's Cos., Inc.                                     12,669,805
       432,400 Michaels Stores, Inc.                                 23,782,000
       113,500 NBTY, Inc. (NON)                                       3,335,765
       172,600 PETCO Animal Supplies, Inc. (NON)                      5,559,446
       349,200 PETsMART, Inc.                                        11,331,540
        64,300 Ross Stores, Inc.                                      1,720,668
       268,000 Staples, Inc.                                          7,855,080
       145,800 TJX Cos., Inc. (The)                                   3,519,612
       217,100 Tractor Supply Co. (NON)                               9,079,122
        79,000 Urban Outfitters, Inc. (NON)                           4,811,890
       295,900 Wal-Mart Stores, Inc.                                 15,611,684
        73,300 Whole Foods Market, Inc.                               6,996,485
        30,600 Williams-Sonoma, Inc. (NON)                            1,008,576
                                                                 --------------
                                                                    178,377,423

Schools (2.5%)
-------------------------------------------------------------------------------
        29,100 Apollo Group, Inc. Class A (NON)                       2,569,239
       327,800 Career Education Corp. (NON)                          14,934,568
       330,300 Corinthian Colleges, Inc. (NON)                        8,171,622
       272,900 Education Management Corp. (NON)                       8,967,494
                                                                 --------------
                                                                     34,642,923

Semiconductor (1.3%)
-------------------------------------------------------------------------------
       109,700 Cognex Corp.                                           4,221,256
       336,800 Lam Research Corp. (NON)                               9,026,240
       423,700 LTX Corp. (NON)                                        4,580,197
                                                                 --------------
                                                                     17,827,693

Shipping (1.5%)
-------------------------------------------------------------------------------
       131,700 Expeditors International of
               Washington, Inc.                                       6,507,297
       130,970 Heartland Express, Inc.                                3,583,339
       271,800 J. B. Hunt Transport Services, Inc.                   10,486,044
                                                                 --------------
                                                                     20,576,680

Software (9.8%)
-------------------------------------------------------------------------------
       119,200 Adobe Systems, Inc.                                    5,542,800
       350,000 Akamai Technologies, Inc. (NON)                        6,282,500
       398,000 Amdocs, Ltd. (Guernsey) (NON)                          9,325,140
       189,200 Avid Technology, Inc. (NON)                           10,324,644
       360,200 Check Point Software Technologies,
               Ltd. (Israel) (NON)                                    9,721,798
       347,100 Citrix Systems, Inc. (NON)                             7,066,956
       315,600 Cognos, Inc. (Canada) (NON)                           11,412,096
       169,400 FileNET Corp. (NON)                                    5,347,958
       100,000 Mercury Interactive Corp. (NON)                        4,983,000
       590,800 Micromuse, Inc. (NON)                                  3,952,452
       734,200 Microsoft Corp. (SEG)                                 20,968,752
       359,500 Oracle Corp. (NON)                                     4,288,835
       335,300 Red Hat, Inc. (NON)                                    7,701,841
       320,700 RSA Security, Inc. (NON)                               6,564,729
        80,500 Siebel Systems, Inc. (NON)                               859,740
       245,600 Symantec Corp. (NON)                                  10,752,368
        68,600 Veritas Software Corp. (NON)                           1,900,220
       919,700 webMethods, Inc. (NON)                                 7,881,829
                                                                 --------------
                                                                    134,877,658

Technology Services (2.3%)
-------------------------------------------------------------------------------
        58,900 Affiliated Computer Services, Inc.
               Class A (NON)                                          3,118,166
       178,600 Ask Jeeves, Inc. (NON)                                 6,970,758
       296,400 Cognizant Technology Solutions Corp.
               (NON)                                                  7,531,524
       212,600 Digital River, Inc. (NON)                              6,937,138
        39,300 Fiserv, Inc. (NON)                                     1,528,377
         9,860 Salesforce.com, Inc. (NON)                               158,450
       146,300 VeriSign, Inc. (NON)                                   2,911,370
       306,200 Wireless Facilities, Inc. (NON)                        3,009,946
                                                                 --------------
                                                                     32,165,729

Telecommunications (2.3%)
-------------------------------------------------------------------------------
     1,080,500 American Tower Corp. Class A (NON)                    16,423,600
       539,600 Crown Castle International Corp.
               (NON)                                                  7,959,100
       162,900 Spectrasite, Inc. (NON)                                7,040,538
                                                                 --------------
                                                                     31,423,238

Textiles (0.1%)
-------------------------------------------------------------------------------
        43,200 Liz Claiborne, Inc.                                    1,554,336
         6,300 Nike, Inc.                                               477,225
                                                                 --------------
                                                                      2,031,561

Tobacco (0.3%)
-------------------------------------------------------------------------------
        87,500 Altria Group, Inc.                                     4,379,375

Transportation (0.7%)
-------------------------------------------------------------------------------
       175,300 UTI Worldwide, Inc.                                    9,236,557

Transportation Services (0.2%)
-------------------------------------------------------------------------------
        35,000 United Parcel Service, Inc. Class B                    2,630,950

Waste Management (1.2%)
-------------------------------------------------------------------------------
       202,700 Stericycle, Inc. (NON)                                10,487,698
       196,950 Waste Connections, Inc. (NON)                          5,841,537
                                                                 --------------
                                                                     16,329,235
                                                                 --------------
               Total Common stocks
               (cost $1,232,409,496)                             $1,372,518,736

Convertible preferred stocks (0.2%) (a) (NON)
Number of shares                                                          Value
-------------------------------------------------------------------------------
       125,000 Bowstreet, Inc. Ser. D, $7.00 cum.
               cv. pfd. (acquired 10/25/00, cost
               $1,500,000) (Private) (RES)                              $31,250
       399,234 CommVault Systems zero % cv. pfd.
               (acquired various dates  from
               1/30/02 to 9/4/03, cost $1,250,002)
               (Private) (RES)                                        1,437,242
        97,860 Convergent Networks, Inc. Ser. D,
               zero % cv. pfd.  (acquired 9/19/00,
               cost $1,276,083) (Private) (RES)                          20,061
       170,455 Hyperchip, Inc. Ser. C, 8.00% cv.
               pfd. (acquired 9/5/00, cost
               $150,000) (Private) (RES)                                     17
        50,000 Lightwave Microsystems Corp. Ser. G,
               $0.80 cv. pfd.  (acquired 10/19/00,
               cost $500,000) (Private) (RES)                               500
       227,459 MarketSoft Software Corp. Ser. D,
               zero % cv. pfd.  (acquired 12/7/00,
               cost $1,110,000) (Private) (RES)                         197,889
       294,117 NuTool, Inc. Ser. C, $0.27 cv. pfd.
               (acquired 11/15/00, cost $999,998)
               (Private) (RES)                                          897,057
       122,060 Totality Corp. Ser. D, $0.346 cum.
               cv. pfd. (acquired 7/27/00, cost $528,166)
               (Private) (RES)                                           36,618
        30,246 Vivace Networks, Inc. Ser. C, $0.583
               cv. pfd. (acquired 9/7/00, cost
               $61,794) (Private) (RES)                                  10,284
                                                                 --------------
               Total Convertible preferred stocks
               (cost $7,376,043)                                     $2,630,918

Short-term investments (1.0%) (a) (cost $13,223,601)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $13,223,601 Putnam Prime Money Market Fund (e)                   $13,223,601
-------------------------------------------------------------------------------
               Total Investments
               (cost $1,253,009,140)                             $1,388,373,255
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,376,336,355.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2004 was $2,630,918 or 0.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at June 30, 2004.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.


Futures contracts outstanding at June 30, 2004 (Unaudited)

                                     Aggregate    Expiration    Unrealized
                            Value   face value          date  depreciation
------------------------------------------------------------------------------
S&P 500 Index (Long)     $285,100     $285,129     Sept - 04         $(29)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
June 30, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $1,239,785,539)          $1,375,149,654
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $13,223,601) (Note 5)          13,223,601
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             411,163
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                213,245
-------------------------------------------------------------------------------
Receivable for securities sold                                     13,894,358
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               24,540
-------------------------------------------------------------------------------
Total assets                                                    1,402,916,561

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    9,321,772
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         12,902,942
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        2,163,545
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            572,197
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                203,101
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,535
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                965,797
-------------------------------------------------------------------------------
Other accrued expenses                                                448,317
-------------------------------------------------------------------------------
Total liabilities                                                  26,580,206
-------------------------------------------------------------------------------
Net assets                                                     $1,376,336,355

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $2,505,846,763
-------------------------------------------------------------------------------
Accumulated net investment loss (Note 1)                           (9,112,982)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (1,255,760,450)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 135,363,024
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $1,376,336,355

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($725,875,620 divided by 43,767,512 shares)                            $16.58
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.58)*                $17.50
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($537,898,383 divided by 34,817,070 shares)**                          $15.45
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($59,703,704 divided by 3,747,374 shares)**                            $15.93
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($37,234,700 divided by 2,350,206 shares)                              $15.84
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $15.84)*                $16.41
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,015 divided by 61 shares)                            $16.56
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($15,622,933 divided by 936,764 shares)                  $16.68
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended June 30, 2004 (Unaudited)

Investment income:
-------------------------------------------------------------------------------
Dividends                                                          $3,295,298
-------------------------------------------------------------------------------
Interest (including interest income of $16,778 from
investments in affiliated issuers) (Note 5)                            49,599
-------------------------------------------------------------------------------
Total investment income                                             3,344,897

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,502,393
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      3,068,109
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             30,858
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       15,202
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 938,661
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               2,917,430
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 317,426
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 150,320
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       3
-------------------------------------------------------------------------------
Other                                                                 817,178
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                           79,641
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                     (79,641)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (2,898)
-------------------------------------------------------------------------------
Total expenses                                                     12,754,682
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (296,803)
-------------------------------------------------------------------------------
Net expenses                                                       12,457,879
-------------------------------------------------------------------------------
Net investment loss                                                (9,112,982)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  114,626,994
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                       (14,412)
-------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                  (62,956)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the period                                      158
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the period                                       (66,067,092)
-------------------------------------------------------------------------------
Net gain on investments                                            48,482,692
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $39,369,710
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                     June 30      December 31
Increase (decrease) in net assets                       2004*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                              $(9,112,982)    $(19,310,029)
-------------------------------------------------------------------------------
Net realized gain on investments                 114,549,626      175,268,427
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities of
foreign currencies                               (66,066,934)     286,000,752
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        39,369,710      441,959,150
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (216,632,604)    (395,652,445)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (177,262,894)      46,306,705

Net assets
-------------------------------------------------------------------------------
Beginning of period                            1,553,599,249    1,507,292,544
-------------------------------------------------------------------------------
End of period (including accumulated net
investment loss of $9,112,982 and $--,
respectively)                                 $1,376,336,355   $1,553,599,249
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                         June 30
Per-share                            (Unaudited)                                 Year ended December 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $16.12          $12.16          $17.19          $24.75          $38.45          $22.70
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.07)(d)        (.12)           (.13)           (.15)           (.26)           (.19)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .53            4.08           (4.90)          (7.41)         (12.03)          18.10
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .46            3.96           (5.03)          (7.56)         (12.29)          17.91
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.40)          (2.16)
---------------------------------------------------------------------------------------------------------------------------------
From return of
capital                                       --              --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (1.41)          (2.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $16.58          $16.12          $12.16          $17.19          $24.75          $38.45
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      2.85*          32.57          (29.26)         (30.55)         (32.24)          79.90
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $725,876        $798,401        $780,198      $1,023,512      $1,518,521      $1,663,371
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .70* (d)       1.34            1.26            1.10             .99            1.03
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.45)* (d)      (.88)           (.90)           (.80)           (.74)           (.71)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.19*          61.97           74.98 (e)       83.46          104.69           89.74
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than 0.01% based on average net assets for class A shares (Note 5).

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                         June 30
Per-share                            (Unaudited)                                 Year ended December 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.07          $11.46          $16.32          $23.67          $37.13          $22.13
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.13)(d)        (.21)           (.22)           (.28)           (.51)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .51            3.82           (4.64)          (7.07)         (11.54)          17.54
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .38            3.61           (4.86)          (7.35)         (12.05)          17.16
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.40)          (2.16)
---------------------------------------------------------------------------------------------------------------------------------
From return of
capital                                       --              --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (1.41)          (2.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.45          $15.07          $11.46          $16.32          $23.67          $37.13
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      2.52*          31.50          (29.78)         (31.05)         (32.75)          78.56
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $537,898        $624,076        $596,850        $769,099      $1,363,831      $1,505,719
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.08* (d)       2.09            2.01            1.85            1.74            1.78
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.83)* (d)     (1.63)          (1.65)          (1.54)          (1.49)          (1.46)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.19*          61.97           74.98 (e)       83.46          104.69           89.74
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than 0.01% based on average net assets for class B shares (Note 5).

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended                                                                  For the period
                                         June 30                                                               February 1, 1999+
Per-share                            (Unaudited)                          Year ended December 31                  to December 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.55          $11.81          $16.82          $24.40          $38.21          $23.95
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.13)(d)        (.22)           (.22)           (.29)           (.53)           (.38)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .51            3.96           (4.79)          (7.29)         (11.87)          16.80
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .38            3.74           (5.01)          (7.58)         (12.40)          16.42
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.40)          (2.16)
---------------------------------------------------------------------------------------------------------------------------------
From return of
capital                                       --              --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (1.41)          (2.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.93          $15.55          $11.81          $16.82          $24.40          $38.21
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      2.44*          31.67          (29.79)         (31.07)         (32.74)          69.50*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $59,704         $68,306         $70,454         $75,676        $119,909         $76,097
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.08* (d)       2.09            2.01            1.85            1.74            1.63*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.83)* (d)     (1.63)          (1.65)          (1.55)          (1.49)          (1.34)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.19*          61.97           74.98 (e)       83.46          104.69           89.74
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than 0.01% based on average net assets for class C shares (Note 5).

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                      Six months
                                           ended
                                         June 30
Per-share                            (Unaudited)                                 Year ended December 31
operating performance                       2004            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $15.44          $11.71          $16.63          $24.05          $37.61          $22.34
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                     (.11)(d)        (.19)           (.19)           (.24)           (.43)           (.32)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .51            3.92           (4.73)          (7.18)         (11.72)          17.75
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                        .40            3.73           (4.92)          (7.42)         (12.15)          17.43
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --              --           (1.40)          (2.16)
---------------------------------------------------------------------------------------------------------------------------------
From return of
capital                                       --              --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --              --           (1.41)          (2.16)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $15.84          $15.44          $11.71          $16.63          $24.05          $37.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                      2.59*          31.85          (29.59)         (30.85)         (32.59)          79.04
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $37,235         $42,555         $44,378         $71,777        $121,244        $170,662
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                    .95* (d)       1.84            1.76            1.60            1.49            1.53
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                   (.70)* (d)     (1.38)          (1.40)          (1.29)          (1.24)          (1.21)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     30.19*          61.97           74.98 (e)       83.46          104.69           89.74
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than 0.01% based on average net assets for class M shares (Note 5).

(e) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam New Century Growth Fund and Putnam Technology Fund.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
------------------------------------------------------------------------------
                                              Six months
                                                   ended     For the period
                                                 June 30  December 1, 2003+
Per-share                                    (Unaudited)    to December 31,
operating performance                               2004               2003
------------------------------------------------------------------------------
Net asset value,
beginning of period                               $16.12             $16.32
------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------
Net investment loss (a)                             (.10)(d)           (.01)
------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           .54               (.19)
------------------------------------------------------------------------------
Total from
investment operations                                .44               (.20)
------------------------------------------------------------------------------
Net asset value,
end of period                                     $16.56             $16.12
------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              2.73*             (1.23)*
------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $1                 $1
------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            .83* (d)           .13*
------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                           (.58)* (d)         (.10)*
------------------------------------------------------------------------------
Portfolio turnover (%)                             30.19*             61.97
------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than 0.01% based on average net assets for class R shares.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------------------------------------
                                              Six months                         For the
                                                   ended            Year          period
                                                 June 30           ended  March 4, 2002+
Per-share                                    (Unaudited)     December 31  to December 31
operating performance                               2004            2003            2002
--------------------------------------------------------------------------------------------
Net asset value,
beginning of period                               $16.19          $12.18          $16.02
--------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------
Net investment loss (a)                             (.05) (d)       (.09)           (.07)
--------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                           .54            4.10           (3.77)
--------------------------------------------------------------------------------------------
Total from
investment operations                                .49            4.01           (3.84)
--------------------------------------------------------------------------------------------
Net asset value,
end of period                                     $16.68          $16.19          $12.18
--------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                              3.03*          32.92          (23.97)*
--------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $15,623         $20,261         $15,413
--------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                            .58* (d)       1.09             .84*
--------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                           (.33)* (d)      (.63)           (.54)*
--------------------------------------------------------------------------------------------
Portfolio turnover (%)                             30.19*          61.97           74.98 (e)
--------------------------------------------------------------------------------------------

   + Commencement of operations.

   * Not annualized.

 (a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

 (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (c) Includes amounts paid through brokerage service and expense offset arrangements
     (Note 2).

 (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the period ended June 30, 2004 reflect a reduction of less than 0.01% based on average net assets for class Y shares (Note 5).

 (e) Portfolio turnover excludes the impact of assets received from the acquisition of
     Putnam New Century Growth Fund and Putnam Technology Fund.

     The accompanying notes are an integral part of these financial statements.



Notes to financial statements
June 30, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam Discovery Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks long-term growth of capital by investing primarily in a portfolio of common stocks of U.S. companies with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At December 31, 2003, the fund had a capital loss carryover of $1,353,456,206 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
----------------------------------
   $89,673,200   December 31, 2007
    22,418,300   December 31, 2008
   859,054,021   December 31, 2009
   372,597,779   December 31, 2010
     9,712,906   December 31, 2011

The aggregate identified cost on a tax basis is $1,269,853,140, resulting in gross unrealized appreciation and depreciation of $227,272,623 and $108,752,508, respectively, or net unrealized depreciation of $118,520,115.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended June 30, 2004, the fund paid PFTC $2,019,139 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended June 30, 2004, the fund's expenses were reduced by $296,803 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,641, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended June 30, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $41,481 and $2,910 from the sale of class A and class M shares, respectively, and received $743,753 and $2,664 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended June 30, 2004, Putnam Retail Management, acting as underwriter, received $1,520 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the six months ended June 30, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $439,357,370 and $647,748,983, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the period are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of year                           --               $--
----------------------------------------------------------------
Options opened                         180,124           220,074
Options exercised                     (109,774)         (168,922)
Options expired                             --                --
Options closed                         (70,350)          (51,152)
----------------------------------------------------------------
Written options
outstanding at
end of year                                 --               $--
----------------------------------------------------------------

Note 4
Capital shares

At June 30, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                  Six months ended June 30, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,252,555       $69,374,534
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,252,555        69,374,534

Shares repurchased                 (10,007,154)     (164,084,715)
----------------------------------------------------------------
Net decrease                        (5,754,599)     $(94,710,181)
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          8,519,624      $118,336,007
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     8,519,624       118,336,007

Shares repurchased                 (23,150,028)     (332,818,757)
----------------------------------------------------------------
Net decrease                       (14,630,404)    $(214,482,750)
----------------------------------------------------------------

                                  Six months ended June 30, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,006,266       $15,410,420
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,006,266        15,410,420

Shares repurchased                  (7,587,605)     (115,591,404)
----------------------------------------------------------------
Net decrease                        (6,581,339)    $(100,180,984)
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,592,643       $59,197,659
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,592,643        59,197,659

Shares repurchased                 (15,285,737)     (203,482,483)
----------------------------------------------------------------
Net decrease                       (10,693,094)    $(144,284,824)
----------------------------------------------------------------

                                  Six months ended June 30, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            114,456        $1,807,155
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       114,456         1,807,155

Shares repurchased                    (760,975)      (12,008,870)
----------------------------------------------------------------
Net decrease                          (646,519)     $(10,201,715)
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            611,554        $8,217,211
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       611,554         8,217,211

Shares repurchased                  (2,180,874)      (30,503,849)
----------------------------------------------------------------
Net decrease                        (1,569,320)     $(22,286,638)
----------------------------------------------------------------

                                  Six months ended June 30, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            110,976        $1,742,668
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       110,976         1,742,668

Shares repurchased                    (516,904)       (8,109,558)
----------------------------------------------------------------
Net decrease                          (405,928)      $(6,366,890)
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            494,994        $6,705,887
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       494,994         6,705,887

Shares repurchased                  (1,530,112)      (21,019,327)
----------------------------------------------------------------
Net decrease                        (1,035,118)     $(14,313,440)
----------------------------------------------------------------

                                  Six months ended June 30, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 --               $--
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            --                --

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                --               $--
----------------------------------------------------------------

                                 For the period December 1, 2003
                                    (commencement of operations)
                                            to December 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                 61            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                            61             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                                61            $1,000
----------------------------------------------------------------

                                  Six months ended June 30, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            133,760        $2,230,625
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       133,760         2,230,625

Shares repurchased                    (448,320)       (7,403,459)
----------------------------------------------------------------
Net decrease                          (314,560)      $(5,172,834)
----------------------------------------------------------------

                                    Year ended December 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            558,826        $7,775,181
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       558,826         7,775,181

Shares repurchased                    (572,532)       (8,060,974)
----------------------------------------------------------------
Net decrease                           (13,706)        $(285,793)
----------------------------------------------------------------

At June 30, 2004, Putnam, LLC owned 61 class R shares of the fund (100% of class R shares outstanding), valued at $1,010.


Note 5
Investment in Putnam Prime
Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $16,778 for the period ended June 30, 2004.

<NOTESTEXT>

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended June 30, 2004, Putnam Management has assumed
$79,641 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the Fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President and
Treasurer

Patricia C. Flaherty
Senior Vice President

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and Chief
Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Discovery Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

SA017-216023  377/2AR/2AO/2ZC  8/04

Not FDIC Insured    May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Discovery Growth Fund
Supplement to Semiannual Report dated 6/30/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the semiannual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 6/30/04

                                                                        NAV

6 months                                                               3.03%
1 year                                                                18.38
5 years                                                              -28.96
Annual average                                                        -6.61
10 years                                                             121.52
Annual average                                                         8.28
Life of fund (since class A inception, 4/14/93)
Annual average                                                         8.51

Share value:                                                            NAV

12/31/03                                                             $16.19
6/30/04                                                              $16.68

----------------------------------------------------------------------------
Distributions:       No.        Income        Capital gains           Total
                     --             --              --                   --
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.




Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

Although such officers reached the conclusion expressed in the preceding paragraph, they are aware of matters that raise concerns with respect to controls, each of which arose in connection with the administration of 401(k) plans by Putnam Fiduciary Trust Company. The first matter, which occurred in early 2001, involved the willful circumvention of controls by certain Putnam employees in connection with the correction of operational errors with respect to a 401(k) client's investment in certain Putnam Funds, which led to losses in five Putnam Funds (not including the registrant). Such officers became aware of this matter in February 2004. The second matter, which occurred in 2002, involved the willful circumvention by certain Putnam employees of policies and procedures in connection with the payment of Putnam corporate expenses. Such officers did not learn that this matter involved a Putnam Fund until January 2004. Putnam has made restitution to the affected Funds, implemented a number of personnel changes, including senior personnel, begun to implement changes in procedures to address these items and informed the SEC, the Funds' Trustees and independent auditors. An internal investigation and review of procedures and controls are currently ongoing.

In reaching the conclusion expressed herein, the registrant's principal executive officer and principal financial officer considered a number of factors, including the nature of the matters described above, when the matters occurred, the individuals involved, personnel changes that have occurred since these matters occurred, the results to date of the current ongoing investigation and the overall quality of controls at Putnam at this time.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: August 30, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: August 30, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: August 30, 2004